UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2014

SKKYNET CLOUD SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54747	45-3757848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2233 Argentia Road – Suite 306, Toronto, Ontario, Canada L5N 2X7
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (888) 628-2028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On September 9, 2014, Skyynet Cloud Systems, Inc. (the “Company”) issued a press release attached hereto as Exhibit 99.1 announcing that the Company filed on September 8, 2014 an application to list its common stock on the Nasdaq Capital Market.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
99(i)*	September 9, 2014 Press Release
__________
* filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SKKYNET CLOUD SYSTEMS, INC.

September 9, 2014	By:	/s/ Paul E. Thomas
Paul E. Thomas, President

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